IMPORTANT NOTICE

J.P. Morgan Securities Inc. ("JPMorgan") and the Issuer make no warranties or representations of any kind with respect to the attached collateral information. In no event shall JPMorgan or the Issuer be liable for any use or reliance of such collateral information or for any inaccuracies or errors in such collateral information. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

JPMorgan
Residential Funding Corporation
RASC 2004-KS1
All records
Group II Strats
4,319 records
Balance: 613,171,075

1. Mortgage Loan Characteristics Summary Report

Aggregate Outstanding Principal Balance:	$613,171,075
Number of Mortgage Loans:	4,319
:	(Weighted) Average	Minimum	Maximum
Current Principal Balance:	$141,971	$20,207	$715,000
Weighted Average Original Loan-to-Value Ratio:	81.79%	10.00%	95.00%
Weighted Average Mortgage Rate:	7.066%	4.650%	11.875%
Weighted Average Net Mortgage Rate:	6.544%	4.195%	11.295%
Weighted Average Note Margin:	6.947%	0.500%	11.375%
Weighted Average Maximum Mortgage Rate:	13.445%	10.650%	19.500%
Weighted Average Minimum Mortgage Rate:	7.260%	4.700%	11.875%
Weighted Average Term to Next Rate Adjustment:	26	5	48
Weighted Average Remaining Term:	360	346	360
Weighted Average Credit Score:	618	475	822

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2. Product Type

Product Type	Percent of Principal Balance
Adjustable Rate	100.0
Total:	100.0

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3. Lien Position

Lien Position	Percent of Principal Balance
1st Lien	100.0
Total:	100.0

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4. Property Type

Property Type	Percent of Principal Balance
Single-Family Detached	82.2
Planned Unit Developments (detached)	6.6
2 to 4 Family units	4.3
Condo Low-Rise (less than 5 stories)	3.1
Planned Unit Developments (attached)	2.3
Townhouse	0.8
Manufactured Home	0.6
Condo Mid-Rise (5 to 8 stories)	0.1
Leasehold	0.0
Condo High-Rise (9 stories or more)	0.0
Total:	100.0

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5. Occupancy Status

Occupancy Status	Percent of Principal Balance
Primary Residence	95.1
Non-Owner Occupied	4.1
Second/Vacation	0.8
Total:	100.0

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6. Loan Purpose

Loan Purpose	Percent of Principal Balance
Equity Refinance	64.9
Purchase	28.8
Rate/Term Refinance	6.4
Total:	100.0

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7. Documentation Type

Documentation Type	Percent of Principal Balance
Full Documenation	81.4
Reduced Documentation	18.6
Total:	100.0

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8. Geographic Distribution

Geographic Distribution	Percent of Principal Balance
California	16.2
Michigan	8.7
Florida	7.8
Minnesota	5.4
Georgia	4.2
Other	57.8
Total:	100.0

Number of States: 50

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9. Loans with Mortgage Insurance

Loans with Mortgage Insurance	Percent of Principal Balance
With MI	TBD
Without MI	TBD
Total:	100.0

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9. Prepayment Penalty Coverage

Prepayment Penalty Coverage	Percent of Principal Balance
Loans with Prepayment Penalties	74.4
Loans without Prepayment Penalties	25.6
Total:	100.0

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10. Servicing

Servicing	Percent of Principal Balance
Loans serviced by HomeComings	88.0
Loans not serviced by HomeComings	12.0
Total:	100.0

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10. Credit Score Distribution

Credit Score Distribution	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
499 or Less	8	$1,210,419	0.20%	151,302		68.64%
500 to 519	33	3,670,893	0.60	111,239		72.81
520 to 539	145	17,595,714	2.87	121,350		73.68
540 to 559	365	44,910,754	7.32	123,043		78.26
560 to 579	488	62,575,039	10.21	128,228		81.23
580 to 599	562	73,507,529	11.99	130,796		82.43
600 to 619	837	119,868,622	19.55	143,212		83.08
620 to 639	706	106,374,232	17.35	150,672		82.59
640 to 659	523	81,888,812	13.35	156,575		82.94
660 to 679	289	45,587,184	7.43	157,741		82.90
680 to 699	155	25,470,055	4.15	164,323		81.74
700 to 719	76	11,365,975	1.85	149,552		83.02
720 to 739	55	8,627,282	1.41	156,860		79.20
740 to 759	36	4,553,634	0.74	126,490		80.71
760 or Greater	27	4,784,316	0.78	177,197		77.50
Subtotal with Credit Scores	4305	611,990,460	99.81	142,158		81.81
Not Available	14	1,180,615	0.19	$84,330		74.38
Total:	4,319	$613,171,075	100.00%	$141,971		81.79%

WA Credit Score: 618

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11. Original Mortgage Loan Principal Balances

Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
1 to 100,000	1,484	$111,410,393	18.17%	$75,074	608	79.57%
100,001 to 200,000	2,046	291,487,774	47.54	142,467	614	82.03
200,001 to 300,000	625	150,554,801	24.55	240,888	625	82.70
300,001 to 400,000	135	45,944,763	7.49	340,332	624	82.76
400,001 to 500,000	24	10,703,653	1.75	445,986	665	83.27
500,001 to 600,000	3	1,722,692	0.28	574,231	631	79.76
600,001 to 700,000	1	632,000	0.10	632,000	627	73.00
700,001 to 800,000	1	715,000	0.12	715,000	631	67.00
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

Avg Original Principal Balance: $142,040

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12. Net Mortgage Rates

Net Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
4.000 to 4.499	7	$1,073,123	0.18%	$153,303	684	76.15%
4.500 to 4.999	81	16,081,089	2.62	198,532	656	78.79
5.000 to 5.499	278	49,152,442	8.02	176,807	650	79.23
5.500 to 5.999	609	98,318,702	16.03	161,443	638	79.84
6.000 to 6.499	971	152,018,227	24.79	156,558	626	81.81
6.500 to 6.999	891	122,338,923	19.95	137,305	614	83.04
7.000 to 7.499	702	88,279,890	14.40	125,755	597	84.15
7.500 to 7.999	401	45,644,769	7.44	113,827	585	83.17
8.000 to 8.499	225	24,670,021	4.02	109,645	575	81.93
8.500 to 8.999	93	10,073,731	1.64	108,320	566	77.89
9.000 to 9.499	43	4,207,375	0.69	97,846	552	80.06
9.500 to 9.999	14	1,143,856	0.19	81,704	546	75.91
10.000 to 10.499	2	108,335	0.02	54,167	515	67.65
10.500 to 10.999	1	30,600	0.01	30,600	537	60.00
11.000 to 11.499	1	29,992	0.01	29,992	537	60.00
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

WA Net Mortgage Rate: 6.5439%

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13. Mortgage Rates

Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
4.500 to 4.999	6	$900,952	0.15%	$150,159	690	77.71%
5.000 to 5.499	64	13,135,354	2.14	205,240	659	79.02
5.500 to 5.999	292	53,486,067	8.72	183,171	652	79.49
6.000 to 6.499	541	86,054,523	14.03	159,066	639	79.41
6.500 to 6.999	1,044	164,254,207	26.79	157,332	629	81.98
7.000 to 7.499	764	104,014,383	16.96	136,144	612	82.92
7.500 to 7.999	802	102,751,311	16.76	128,119	599	84.05
8.000 to 8.499	363	41,288,215	6.73	113,742	582	82.86
8.500 to 8.999	264	29,352,393	4.79	111,183	574	81.71
9.000 to 9.499	105	11,070,906	1.81	105,437	565	79.16
9.500 to 9.999	51	5,211,877	0.85	102,194	551	79.40
10.000 to 10.499	18	1,346,505	0.22	74,806	545	76.11
10.500 to 10.999	3	243,791	0.04	81,264	518	75.62
11.000 to 11.499	1	30,600	0.01	30,600	537	60.00
11.500 to 11.999	1	29,992	0.01	29,992	537	60.00
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

WA Mortgage Rate: 7.0663%

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14. Combined Original Loan-to-Value Ratios

Combined Original Loan-to-Value Ratios	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO
0.01 to 50.00	88	$8,944,552	1.46%	$101,643	606
50.01 to 55.00	32	3,790,472	0.62	118,452	624
55.01 to 60.00	85	8,807,317	1.44	103,615	596
60.01 to 65.00	108	14,360,845	2.34	132,971	594
65.01 to 70.00	248	32,569,724	5.31	131,330	599
70.01 to 75.00	313	42,904,639	7.00	137,076	612
75.01 to 80.00	1,362	197,203,595	32.16	144,790	626
80.01 to 85.00	794	112,416,694	18.33	141,583	613
85.01 to 90.00	958	139,175,112	22.70	145,277	611
90.01 to 95.00	331	52,998,126	8.64	160,115	640
Total:	4,319	$613,171,075	100.00%	$141,971	618

WA Combined Original Loan-to-Value: 81.79%

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15. Geographic Distribution of Mortgaged Properties

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
California	478	$99,348,910	16.20%	$207,843	626	79.69%
Michigan	434	53,044,625	8.65	122,223	612	82.18
Florida	370	47,828,899	7.80	129,267	614	80.87
Minnesota	208	32,961,685	5.38	158,470	632	81.83
Georgia	205	25,750,544	4.20	125,612	610	81.81
Illinois	158	23,764,215	3.88	150,406	620	82.29
Texas	195	23,120,347	3.77	118,566	601	83.62
New Jersey	114	21,447,167	3.50	188,133	626	81.50
Wisconsin	165	18,900,567	3.08	114,549	619	83.11
Other	1,992	267,004,116	43.54	134,038	615	82.38
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

(1) Other includes states and the District of Columbia with under 3% concentrations individually.

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16. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Purchase	1,235	$176,355,517	28.76%	$142,798	633	83.19%
Rate/Term Refinance	275	38,943,438	6.35	141,613	617	81.93
Equity Refinance	2,809	397,872,120	64.89	141,642	611	81.16
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

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17. Documentation Type

Documentation Type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Full Documenation	3,587	$499,175,507	81.41%	$139,162	613	83.01%
Reduced Documentation	732	113,995,569	18.59	155,732	636	76.47
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

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18. Occupancy Status

Occupancy Status	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Primary Residence	4,045	$583,221,654	95.12%	$144,183	616	82.02%
Second/Vacation	36	4,800,437	0.78	133,345	654	81.44
Non-Owner Occupied	238	25,148,983	4.10	105,668	653	76.49
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

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19. Property Type

Property Type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Single-Family Detached	3,630	$504,094,735	82.21%	$138,869	615	82.00%
Planned Unit Developments (detached)	223	40,444,503	6.60	181,365	615	82.84
2 to 4 Family units	172	26,611,197	4.34	154,716	648	77.58
Condo Low-Rise (less than 5 stories)	134	19,072,258	3.11	142,330	626	81.33
Planned Unit Developments (attached)	83	13,967,285	2.28	168,281	628	81.27
Townhouse	36	4,715,410	0.77	130,984	624	80.62
Manufactured Home	36	3,403,380	0.56	94,538	623	75.77
Condo Mid-Rise (5 to 8 stories)	2	600,216	0.10	300,108	634	95.00
Leasehold	2	183,341	0.03	91,670	622	90.00
Condo High-Rise (9 stories or more)	1	78,750	0.01	78,750	546	75.00
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

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20. Credit Grades

Credit Grades	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
A4	1,849	$283,949,588	46.31%	$153,569	644	83.05%
AX	1,191	171,993,858	28.05	144,411	617	82.49
AM	664	85,252,983	13.90	128,393	582	81.71
B	391	46,219,299	7.54	118,208	560	78.01
C	159	18,596,544	3.03	116,959	544	71.64
CM	65	7,158,804	1.17	110,135	529	66.80
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

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21. Prepayment Penalty Terms

Prepayment Penalty Terms	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
None	1,132	$157,257,594	25.65%	$138,920	617	81.50%
12 Months	166	29,120,264	4.75	175,423	631	81.05
24 Months	2,141	315,841,144	51.51	147,520	618	82.03
36 Months	856	106,830,658	17.42	124,802	613	81.63
60 Months	3	266,047	0.04	88,682	577	80.31
Other	21	3,855,368	0.63	183,589	631	84.49
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

WA Prepayment Penalty Term: 26

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22. Note Margins

Note Margins	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
0.500 to 0.999	2	$341,292	0.06%	$170,646	677	82.71%
4.000 to 4.499	15	3,210,793	0.52	214,053	663	77.91
4.500 to 4.999	90	14,246,767	2.32	158,297	634	79.18
5.000 to 5.499	222	37,550,725	6.12	169,147	630	80.90
5.500 to 5.999	323	53,517,939	8.73	165,690	634	81.60
6.000 to 6.499	434	65,822,458	10.73	151,665	624	80.23
6.500 to 6.999	1,056	167,418,746	27.30	158,540	633	81.47
7.000 to 7.499	707	95,635,618	15.60	135,270	617	82.08
7.500 to 7.999	625	78,610,281	12.82	125,776	605	83.66
8.000 to 8.499	443	53,702,524	8.76	121,225	587	83.83
8.500 to 8.999	227	24,953,156	4.07	109,926	573	83.01
9.000 to 9.499	104	10,893,306	1.78	104,743	565	80.57
9.500 to 9.999	58	6,310,391	1.03	108,800	549	74.62
10.000 to 10.499	9	809,495	0.13	89,944	550	77.99
11.000 to 11.499	4	147,582	0.02	36,895	518	61.48
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

WA Margin: 6.9470%

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23. Maximum Mortgage Rates

Maximum Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
10.000 to 10.999	5	$693,952	0.11%	$138,790	691	74.04%
11.000 to 11.999	214	36,751,813	5.99	171,737	650	79.13
12.000 to 12.999	1,185	186,380,685	30.40	157,283	635	80.50
13.000 to 13.999	1,575	227,586,037	37.12	144,499	618	82.88
14.000 to 14.999	948	117,762,949	19.21	124,223	594	82.82
15.000 to 15.999	293	33,942,844	5.54	115,846	575	81.17
16.000 to 16.999	91	9,341,709	1.52	102,656	568	81.21
17.000 to 17.999	7	568,814	0.09	81,259	554	85.43
19.000 to 19.999	1	142,271	0.02	142,271	751	80.00
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

WA Maximum Mortgage Rate: 13.4453%

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24. Minimum Mortgage Rates

Minimum Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
4.000 to 4.999	6	$900,952	0.15%	$150,159	690	77.71%
5.000 to 5.999	232	40,718,563	6.64	175,511	647	79.89
6.000 to 6.999	1,382	224,945,480	36.69	162,768	637	80.63
7.000 to 7.999	1,657	226,354,290	36.92	136,605	612	83.01
8.000 to 8.999	796	95,135,760	15.52	119,517	584	83.25
9.000 to 9.999	220	23,208,417	3.78	105,493	563	79.03
10.000 to 10.999	22	1,760,032	0.29	80,001	553	78.28
11.000 to 11.999	4	147,582	0.02	36,895	518	61.48
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

WA Minimum Mortgage Rate: 7.2600%

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25. Next Interest Rate Adjustment Dates

Next Interest Rate Adjustment Dates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
2004-05	1	$135,430	0.02%	$135,430	530	85.00%
2004-06	1	100,000	0.02	100,000	612	69.00
2004-10	1	147,307	0.02	147,307	627	85.00
2004-11	1	83,756	0.01	83,756	717	85.00
2004-12	1	85,000	0.01	85,000	621	43.00
2005-01	1	35,775	0.01	35,775	649	90.00
2005-08	3	350,426	0.06	116,809	607	84.02
2005-09	22	3,403,022	0.55	154,683	624	81.19
2005-10	193	32,116,065	5.24	166,404	621	81.72
2005-11	1,202	181,989,733	29.68	151,406	624	81.80
2005-12	1,857	253,398,599	41.33	136,456	612	82.16
2006-01	207	30,214,010	4.93	145,961	612	81.48
2006-02	2	326,000	0.05	163,000	622	80.26
2006-07	1	89,577	0.01	89,577	560	48.00
2006-08	1	179,286	0.03	179,286	595	77.00
2006-09	9	1,055,277	0.17	117,253	612	79.09
2006-10	54	8,722,608	1.42	161,530	630	82.36
2006-11	221	29,095,124	4.75	131,652	619	81.61
2006-12	407	51,970,117	8.48	127,691	618	80.64
2007-01	122	17,873,562	2.91	146,505	624	80.99
2007-02	10	1,594,650	0.26	159,465	609	84.46
2007-12	2	205,750	0.03	102,875	567	82.83
Total:	4,319	$613,171,075	100.00%	$141,971	618	81.79%

WA Months to Next Interest Rate Adjustment: 26

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K:\1 Home Equity\GMAC RFC\RASC\RASC 2004-KS1\Collateral\Prelim 12-31\RASC ARM.cas
Dec 31, 2003 17:08